EXHIBIT 1

                           JOINT FILING AGREEMENT


               In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons listed below on behalf of each of them of a Statement on Schedule 13D (including any amendments thereto) with respect to the common stock, par value $0.01 per share, of CTC Communications Group, Inc., a Delaware corporation. The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such Schedule 13D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the undersigned have executed this agreement as of the 26th day of May 2000.


                                   THOMAS H. LEE EQUITY FUND IV, L.P.

                                   By:  THL Equity Advisors IV, LLC


                                   By:/s/ Scott A. Schoen
                                      ---------------------------
                                      Name:  Scott A. Schoen
                                      Title: Managing Director


                                   THOMAS H. LEE FOREIGN FUND IV, L.P.

                                   By:  THL Equity Advisors IV, LLC

                                   By:/s/ Scott A. Schoen
                                      ---------------------------
                                      Name:  Scott A. Schoen
                                      Title: Managing Director


                                   THOMAS H. LEE FOREIGN FUND IV, L.P.

                                   By:  THL Equity Advisors IV, LLC

                                   By:/s/ Scott A. Schoen
                                      ----------------------------
                                      Name:  Scott A. Schoen
                                      Title: Managing Director


                                   THL EQUITY ADVISORS IV, LLC


                                   By:/s/ Scott A. Schoen
                                      ------------------------------
                                      Name:  Scott A. Schoen
                                      Title: Managing Director


                                   THOMAS H. LEE CHARITABLE INVESTMENT
                                   LIMITED PARTNERSHIP

                                   By:  Thomas H. Lee, as General Partner

                                   By:/s/ Thomas H. Lee
                                      --------------------------------
                                      Name:  Thomas H. Lee
                                      Title: General Partner


                                   THL-CCI LIMITED PARTNERSHIP

                                   By:  THL Investment Management Corp.

                                   By:/s/ Wendy L. Masler
                                      ----------------------------------
                                      Name:  Wendy L. Masler
                                      Title: Vice President


                                   THL INVESTMENT MANAGEMENT CORP.


                                   By:/s/ Scott A. Schoen
                                      ----------------------------------
                                      Name:  Scott A. Schoen
                                      Title: Managing Director


                                   AFFILIATE PURCHASERS as listed on
                                   Schedule A to this to Schedule 13D,
                                   pursuant to powers of attorney
                                   executed in favor of and granted
                                   and delivered to Scott A. Schoen.


                                   By:/s/ Scott A. Schoen
                                      -----------------------------
                                   Attorney-in-fact for all
                                   Affiliate Purchasers


                                   PUTNAM INVESTMENTS, INC.

                                   By:/s/ William H. Woolverton
                                      ---------------------------------
                                      Name:  William H. Woolverton
                                      Title: Managing Director and
                                             General Counsel